Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of 8x8, Inc. (the "Company") on Form 10-K for the year ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Weirich, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ DANIEL WEIRICH
Daniel Weirich
Chief Financial Officer
June 29, 2007